--------------------------------------
                        Semiannual Report March 31, 1998
                     --------------------------------------

                                   OPPENHEIMER

                                  Limited-Term
                                   Government
                                      Fund

                               [GRAPHIC OMITTED]

                                     [LOGO]

                              OppenheimerFunds(SM)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Manager

10 Statement of
   Investments

14 Statement of
   Assets and
   Liabilities

16 Statement of
   Operations

17 Statements of
   Changes in
   Net Assets

18 Financial Highlights

21 Notes to Financial
   Statements

29 Officers and
   Trustees

32 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o 4-star Morningstar: The Fund's Class A shares have maintained an overall 4-star Morningstar ranking for the combined 3-, 5- and 10-year periods ended March 31, 1998, among 1,403 (3-year), 831 (5-year), and 329 (10-year)
fixed-income funds.(1)

o Despite continued strength in the U.S. economy, inflation has remained low, which has helped keep interest rates down.

o The Fund was well-positioned to benefit from low interest rates. To earn the highest yields, we increased the Fund's percentage of U.S. Treasury bond holdings and reduced our percentage of mortgage-backed securities.

---------------------------------------
 Cumulative Total Returns
---------------------------------------

For the 6-Month Period
Ended 3/31/98

Class A

 Without            With
 Sales Chg.(2)      Sales Chg.(3)
---------------------------------------
 3.21%              (0.41)%
---------------------------------------

Class B

 Without            With
 Sales Chg.(2)      Sales Chg.(3)
---------------------------------------
 2.83%              (1.16)%
---------------------------------------

Class C

 Without            With
 Sales Chg.(2)      Sales Chg.(3)
---------------------------------------
 2.73%              1.74%
---------------------------------------

Class Y

 Without  Since
 Sales Chg.(2)      Inception
---------------------------------------
 N/A%               0.75%
---------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Source: Morningstar, Inc., 3/31/98. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below the 90-day U.S. Treasury bill returns, respectively. Overall star ranking is subject to change monthly. Top 10% are ranked 5 stars, next 22.5% are 4 stars, middle 35% are 3 stars, next 22.5% are 2 stars and bottom 10% are 1 star.

2. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

3. Class A return includes the current maximum initial sales charge of 3.50%. Class B return includes the applicable contingent deferred sales charge of 4%. Class C return includes the contingent deferred sales charge of 1%. Class Y shares have an inception date of 1/26/98 and are not available for sale to individual investors. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


                   2 Oppenheimer Limited-Term Government Fund

[PHOTO OMITTED]
James C. Swain
Chairman
Oppenheimer
International Bond Fund

[PHOTO OMITTED]
Bridget A. Macaskill
President
Oppenheimer
International Bond Fund

 Dear shareholder,
--------------------------------------------------------------------------------

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

      What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

      Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

      At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

      In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ James C. Swain           /s/ Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill
April 21, 1998


                   3 Oppenheimer Limited-Term Government Fund

---------------------------------------
 Avg Annual Total Returns
---------------------------------------

For the Periods Ended 3/31/98(1)

Class A

 1 year   5 year    10 year
---------------------------------------
 4.23%    5.13%     7.52%
---------------------------------------

Class B

                    Since
 1 year   5 year    Inception
---------------------------------------
 3.22%    N/A       4.76%
---------------------------------------

Class C

                    Since
 1 year   5 year    Inception
---------------------------------------
 6.12%    N/A       6.26%
---------------------------------------

Class Y

                    Since
 1 year   5 year    Inception
---------------------------------------
 N/A      N/A       0.75%
---------------------------------------

---------------------------------------
 Cumulative Total Return
---------------------------------------

For the Period Ended 3/31/98(1)

Class A

 5 year
---------------------------------------
 28.41%         $12,840(4)
---------------------------------------

 Performance update
--------------------------------------------------------------------------------

Oppenheimer Limited-Term Government Fund posted competitive returns for the period largely due to its reduced position in mortgage-backed securities. The Fund's Class A shares provided an average annual total return of 8.01%, without sales charges, for the one-year period ended March 31, 1998.2 This performance beat the average 7.95% total return for the same period provided by the Fund's competitors in the short- to intermediate-term U.S. government category as ranked by Lipper Analytical Services.(3)

                               [GRAPHIC OMITTED]

[The information below was represented by a line graph in the printed materials.]

                                                  Oppenheimer Ltd Trm Gvt/A
                                             Unit Value Base: Q1 93 = $10,000.00

--------------------------------------------------------------------------------
          Q1                  Q2                  Q3                  Q4
--------------------------------------------------------------------------------
93    $10,000.00          $10,259.86          $10,429.96          $10,484.76
--------------------------------------------------------------------------------
94    $10,518.99          $10,433.88          $10,507.63          $10,534.70
--------------------------------------------------------------------------------
95    $10,929.15          $11,157.13          $11,351.29          $11,633.35
--------------------------------------------------------------------------------
96    $11,669.19          $11,763.64          $11,979.71          $12,201.15
--------------------------------------------------------------------------------
97    $12,319.31          $12,634.58          $12,880.85          $13,131.54
--------------------------------------------------------------------------------
98    $13,307.18                  --                  --                  --
--------------------------------------------------------------------------------

                                                    Lehman Bros Govt $TR
                                             Unit Value Base: Q1 93 = $10,000.00

--------------------------------------------------------------------------------
          Q1                  Q2                  Q3                  Q4
--------------------------------------------------------------------------------
93    $10,000.00          $10,289.38          $10,623,21          $10,587.41
--------------------------------------------------------------------------------
94    $10,268.57          $10,150.80          $10.193.86          $10,230.41
--------------------------------------------------------------------------------
95    $10,711.80          $11,376.40          $11,577.00          $12,105.81
--------------------------------------------------------------------------------
96    $11,832.16          $11,887.85          $12,088.75          $12,441.46
--------------------------------------------------------------------------------
97    $12,340.40          $12,768.19          $13,196.29          $13,634.39
--------------------------------------------------------------------------------
98    $13,839.90                  --                  --                  --
--------------------------------------------------------------------------------

1.Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 3.50%. Class A shares were first publicly offered on 3/10/86. The Fund's maximum sales charge for Class A shares was higher prior to 2/23/94, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 2% (since inception on 5/3/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have been available since 2/1/95. Class Y shares have an inception date of 1/26/98 and are not available for sale to individual investors. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. The Fund's investment policy of limiting average portfolio duration was adopted on 5/1/94, and the Fund had a different advisor prior to 4/7/90.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                   4 Oppenheimer Limited-Term Government Fund

---------------------------------------
 Standardized Yields(5)
---------------------------------------

For the 30 Days Ended 3/31/98

Class A

---------------------------------------
 5.00%
---------------------------------------

Class B

---------------------------------------
 4.42%
---------------------------------------

Class C

---------------------------------------
 4.42%
---------------------------------------

Class Y

---------------------------------------
 5.55%
---------------------------------------

Asset Allocation(7)

[GRAPHIC OMITTED]

[The following information was represented by a pie chart in the printed materials.]

o  Bonds             98.3%

o  Cash Equivalents   1.7

 Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Limited-Term Government Fund is for investors looking for income and safety of principal from a short duration bond portfolio.(6)

What We Look For

o Sectors of the government debt market that offer relative value.

o High income potential to help cushion against volatility.

o Diversification among different types of government securities, such as Fannie Maes, Ginnie Maes, and U.S. Treasuries.

o Securities that are less sensitive to changes in interest rates.

Top 5 Holdings by Issuer
(Percentage of invested assets)(7)
--------------------------------------------------------------------------------
 U.S. Notes & Bonds                                              52.6%
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.                                 27.8%
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.                                11.0%
--------------------------------------------------------------------------------
 Government National Mortgage Assn.                               6.9%
--------------------------------------------------------------------------------
 Repurchase Agreement                                             1.7%
--------------------------------------------------------------------------------

3. Source: Lipper Analytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 49 of 97 (1-year), 5 of 44 (5-year) and 1 of 13 (10-year) among short- to intermediate-term U.S. Government funds for the periods ended 3/31/98.

4. Results of a hypothetical $10,000 investment in Class A shares on March 31,1993. Lehman Government Bond Index includes a broad range of government bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors.

5. Standardized yield is based on net investment income for the 30-day period ended 3/31/98. Falling net asset values will tend to artificially raise yields.

6. The Fund may be more volatile than certain short-term investments and may not have the return potential of longer-term investments.

7. Portfolio data is as of 3/31/98, and is subject to change. Portfolio data is dollar-weighted based on total market value of investments.


                   5 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
"Given our investment strategy, the Fund was well-positioned to benefit from prevailing low interest rates."

 An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform during the period?

Oppenheimer Limited-Term Government Fund's Class A shares provided a cumulative total return of 3.21% without sales charges, for the six-month period ended March 31, 1998.(1)

      As of March 31, 1998, the monthly dividend payment on the Fund's Class A shares has been slightly reduced, by 20 basis points, to approximately $0.0579 per share from its former rate of $0.0597 per share. The reason for this adjustment is the moderate-growth, low-inflation economy the U.S. has been enjoying: While favorable economic conditions have generated attractive prices for U.S. government bond investments, they have also produced steep declines in yields over the past 12 months. We plan to monitor Oppenheimer Limited-Term Government Fund's dividend closely and consider adjustments biannually, to accom modate changing market conditions.

What were the main influences on the market for U.S. government securities?

The Asian financial and economic crisis was the primary influence on the market for U.S. government securities. The Asian crisis, which surfaced in late October 1997, caused turmoil in world stock markets. Many investors began to worry that the bottom would fall out of the U.S. stock market, so they switched out of stocks and into bonds as a "safe haven." Because of the widespread move out of stocks and into bonds, bond prices rose. The increase in bond purchases caused interest rates, which move in the opposite direction from bond prices, to fall.

1. lncludes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                   6 Oppenheimer Limited-Term Government Fund

[PHOTO OMITTED]
Portfolio Management
Team (l to r)
Jerry Webman
(Portfolio Manager)
Gina Palmieri
Leslie Falconio

On January 12, 1998, the interest rate on 30-year Treasury bonds dipped to 5.69%, its lowest level since 30-year Treasuries began to be sold regularly in 1977.

      Also influencing the market was the domestic economy, which showed no signs of increasing inflation despite continued strong growth and low unemployment. Historically, low unemployment has triggered higher inflation. The reason is that in a "tight" labor market, companies compete for workers by raising wages, then pass the cost on to consumers--resulting in higher prices, and thus higher inflation. But, although wages have begun to rise, their cost is being offset by lower prices on imported Asian goods and lower energy prices. The net result is that inflation is still under control. Therefore, the economic environment for U.S. government securities remains quite favorable.

Why is low inflation positive for the Fund?

With inflation currently so low, earning a 5.5% interest rate on a 10-year, U.S. government-guaranteed Treasury bond is very attractive. Here's why: When you subtract the current inflation rate from the interest rate on your bond, the result is the real interest rate--that is, the interest rate without inflation--that your bond is actually earning. A lower inflation number means a higher real interest rate on your fixed-income investment.


                   7 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Mortgage-backed securities are pools of home mortgages that are securitized and collateralized by government agencies, such as the Govern ment National Mort gage Association (GNMA) and Federal National Mortgage Association (FNMA). GNMA and FNMA are commonly referred to as Ginnie Mae and Fannie Mae, respectively.

 An interview with your Fund's manager
--------------------------------------------------------------------------------

How did your strategy change over the period?

The most significant change in our strategy has been in the percentage of mortgage-backed securities held by the Fund. Over the past few years, we've generally maintained a substantial portion of the Fund--about 55%--in mortgage-backed securities. These securities perform best when interest rates are stable and do not appear likely to decline. That's because stable interest rates reduce prepayment risk--the risk that homeowners will refinance their mortgages when rates fall, which would return principal early to bondholders. Prepayment risk is always higher when interest rates are falling.

      The Fund began the past six-month period with a somewhat lower-than-normal portion of mortgage-backed securities--about 52%--and a correspondingly higher portion of U.S. Treasury bonds, primarily because we believed the impact of the Asian crisis on the U.S. economy was imminent. Our concern was that slower growth would compel the Federal Reserve to reignite the economy by lowering interest rates--a scenario that would increase the prepayment risk for mortgage-backed securities. As it turned out, the Fund was well-positioned to benefit from prevailing low interest rates. In late January 1998, Asia's economy and U.S. interest rates both began to stabilize. This created a more favorable environment for mortgage-backed securities, so we began raising the Fund's percentage of these securities again.

What changes have you made to the Fund's investments?

Within the Fund's mortgage-backed securities holdings, we have added securities that we expect will be less vul nerable to prepayment risk. One example is collateralized mortgage obligations (CMOs) structured to limit prepayment risk. Owning diverse investments, such as CMOs,


                   8 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
CMOs, Collateralized Mortgage Obligations, are also mortgage-backed securities, but are bonds where the pools of home mortgages are separated into different prepayment classes in order to provide varying levels of prepayment protection in exchange for yield.

helps protect the Fund from the negative impact of any decrease in interest rates. Within the Fund's U.S. Treasury holdings, we switched out of longer-term into intermediate-term bonds, also as protection from interest-rate volatility.

What is your outlook for bond markets and the Fund?

The bond markets reflect Wall Street's view that the U.S. economy will soon begin feeling the impact of Asia's crisis. The expectation is that the Federal Reserve will hold interest rates, or even implement a rate cut. Consequently, Treasury bond prices are up and interest rates are low. Over the next six months, what remains to be seen is whether investors are overestimating or underestimating the effect of Asia's problems on domestic growth. At OppenheimerFunds, we believe Asia's problems will curtail U.S. economic growth to a greater degree than most market observers expect. Furthermore, we now believe Asia's impact will be felt later in 1998, rather than sooner. But because investors are already factoring the effects of Asia into bond prices, we do not expect yields on U.S. Treasury bonds to fall much further. However, we will keep a close watch on economic indicators to gauge Asia's impact on U.S. growth.

      We will continue to take an active approach to managing the Fund by strategically adjusting the percentage of U.S. Treasury bonds and mortgage-backed securities as market conditions warrant. Within our holdings, we plan to purchase U.S. Treasury bonds with maturities that offer the best potential for price appreciation, and mortgage-backed securities that provide opportunities for higher yield. Going forward, we will keep monitoring economic and financial market developments, then reallocating investments when necessary. We believe this active management style has helped the Fund perform well in relation to its peers and is, in our view, The Right Way to Invest.


                   9 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Statement of Investments March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                Face          Market Value
                                                                Amount        See Note 1
===========================================================================================
Mortgage-Backed Obligations--55.6%
-------------------------------------------------------------------------------------------
Government Agency--55.6%
-------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--47.2%
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates:
Series 151, Cl. F, 9%, 5/15/21                                  $ 2,500,000   $ 2,698,807
Series 1065, Cl. H, 8.50%, 10/15/19                               1,022,431     1,023,065
Series 1092, Cl. K, 8.50%, 6/15/21                                5,000,000     5,445,019
Series 1097, Cl. L, 8.60%, 2/15/06                                  822,147       824,968
Series 1451, Cl. G, 7%, 9/15/06                                   2,442,000     2,482,856
Series 1455, Cl. J, 7.50%, 12/15/22                               6,375,000     6,883,269
Series 1914, Cl. H, 6.50%, 8/15/24                                2,500,000     2,452,325
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
9.25%, 11/1/08                                                      360,818       381,612
10%, 8/1/21                                                       2,942,256     3,264,986
11.50%, 6/1/20                                                    1,430,709     1,645,316
11.75%, 1/1/16                                                      462,162       531,487
11.75%, 4/1/19                                                    1,633,312     1,878,309
13%, 8/1/15                                                       2,984,943     3,581,932
Series 1797, Cl. D, 6.17%, 7/15/08                                5,000,000     4,932,800
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Series 1603, Cl. J, 6.50%, 7/15/23                                5,000,000     5,071,875
Series 1610, Cl. PM, 6.25%, 4/15/22                               7,500,000     7,483,575
Series 1702-A, Cl. PD, 6.50%, 4/15/22                             6,250,000     6,313,477
Series 1836, Cl. H, 6.50%, 9/15/24                                5,000,000     5,037,500
Series 1914, Cl. G, 6.50%, 2/15/24                                3,000,000     2,981,250
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 164, Cl. A, 9.499%, 3/1/24(1)                             11,785,646     3,517,279
Series 176, Cl. IO, 6.934%-8.296%, 6/1/26(1)                     15,632,411     4,425,926
Series 177, Cl. B, 1.60%-9.715%, 1/1/24(1)                       85,065,930    24,097,584
Series 194, Cl. IO, 6.50%, 7/1/26(1)                             12,500,000     4,070,312
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security:
Series 192, Cl. PO, 2.347%, 2/1/28(2)                            12,456,907     8,579,695
Series 194, Cl. PO, 1.403%, 7/1/26(2)                            12,500,000     8,322,266
Series 1690, Cl. B, 4.568%, 11/15/23(2)                           4,730,402     2,696,329
-----------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 5/1/13-4/1/28(3)                                          82,500,000    82,129,110
7%, 8/1/25-2/1/27                                                 7,662,093     7,739,312
7%, 2/1/03-5/25/27(3)                                            80,790,000    81,575,690
7.50%, 6/1/25-8/1/25                                              9,095,206     9,330,046


                  10 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      Face           Market Value
                                                                      Amount         See Note 1
-------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored  (continued)
Federal National Mortgage Assn.: (continued)
9%, 8/1/19                                                            $    577,513   $    618,286
9.50%, 11/1/21                                                             354,514        383,226
10.50%, 12/1/14                                                          1,377,522      1,523,454
11%, 11/1/15-5/15/19                                                    12,892,172     14,643,485
11.25%, 6/1/14                                                           1,220,484      1,379,148
11.50%, 8/15/13                                                          1,223,971      1,407,568
11.75%, 7/1/11-11/1/15                                                     440,640        503,613
12%, 1/1/16-4/15/19                                                      7,051,435      8,192,629
13%, 8/1/10-12/1/15                                                      4,359,806      5,209,561
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                                        2,940,000      3,141,184
Trust 1992-51, Cl. H, 5%, 4/25/07                                        5,000,000      4,777,677
Trust 1992-188, Cl. PG, 6.65%, 1/25/17                                   4,000,000      4,028,720
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
8%, 1/1/23                                                                 217,880        226,412
12.50%, 12/1/15                                                          2,569,599      3,051,399
Trust 1990-18, Cl. K, 9.60%, 3/25/20                                     5,000,000      5,571,856
Trust 1991-169, Cl. PK, 8%, 10/25/21                                       595,000        626,791
Trust 1991-170, Cl. E, 8%, 12/25/06                                      2,500,000      2,616,160
Trust 1994-51, Cl. PH, 6.50%, 1/25/23                                    5,000,000      5,037,500
Trust 1996-64, Cl. PB, 6.50%, 1/18/19                                    1,500,000      1,509,797
Trust 1997-5, Cl. B, 7%, 9/18/17                                         4,000,000      4,032,480
Trust 1997-25, Cl. B, 7%, 12/18/22                                       3,420,000      3,473,742
Trust 1997-54, Cl. C, 6.50%, 9/18/24                                     5,000,000      4,928,125
Trust 1997-63, Cl. PC, 6.50%, 3/18/26                                    7,500,000      7,526,953
Trust G93-31, Cl. PN, 7%, 9/25/23                                        5,000,000      5,146,226
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 276, Cl. 2, 11.338%-11.939%, 10/1/24(1)                           25,912,237      7,793,916
Trust 292, Cl. 2, 11.121%, 12/1/24(1)                                    5,227,192      1,573,058
Trust 293, Cl. 2, 10.711%, 12/1/27(1)                                    9,811,403      2,952,619
Trust 294, Cl. 2, 8.672%, 2/1/28(1)                                      9,883,755      2,869,378
Trust 1997-9, Cl. H, 7.522%, 3/25/27(1)                                 10,000,000      4,212,500
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only
Stripped Mtg.-Backed Security:
Trust 277-C1, 26.424%, 4/1/27(2)                                         3,009,676      2,414,324
Trust 289-C1, 6.501%, 11/1/27(2)                                        12,176,799      9,026,052
Trust 1997-7, Cl. GA, 34.071%, 7/25/23(2)                                2,980,588      2,080,823
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., STRIPS, Pass-Through Certificates,
Trust 6, Cl. IP, 11.50%, 3/1/09                                          1,798,614      2,049,845
                                                                                     ------------
                                                                                      425,926,484


                  11 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                        Face           Market Value
                                                        Amount         See Note 1
-----------------------------------------------------------------------------------
GNMA/Guaranteed--8.4%
Government National Mortgage Assn.:
7%, 4/1/28(3)                                           $ 29,725,000   $ 30,022,250
7.50%, 10/15/25-9/15/27                                   35,395,246     36,304,933
8%, 9/15/07                                                  114,629        119,389
8.50%, 9/15/21                                                44,783         47,668
9.50%, 9/15/17                                               117,787        128,046
10.50%, 1/15/16-7/15/21                                    2,256,836      2,523,314
11%, 8/15/98-10/20/19                                      5,394,663      6,116,951
11.50%, 1/15/13-5/15/13                                      422,056        469,422
13%, 2/15/11-9/15/14                                          49,485         58,663
                                                                       ------------
                                                                         75,790,636
                                                                       ------------
Total Mortgage-Backed Obligations (Cost $499,958,741)                   501,717,120

===================================================================================
U.S. Government Obligations--64.1%
-----------------------------------------------------------------------------------
U.S. Treasury Bonds:
8.125%, 8/15/19-8/15/21                                    4,903,000      6,180,131
STRIPS, 6.07%, 8/15/22(4)                                 24,000,000      5,573,976
-----------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.50%, 2/15/08(5)                                          1,500,000      1,481,252
5.50%, 2/28/03                                            10,000,000      9,937,510
5.625%, 12/31/02                                           9,000,000      8,983,134
5.75%, 10/31/02-11/30/02                                  14,191,000     14,230,919
6.125%, 8/15/07                                           12,000,000     12,337,512
6.50%, 10/15/06                                            7,000,000      7,343,441
7.125%, 9/30/99                                           60,500,000     61,823,498
7.75%, 12/31/99-1/31/00                                  159,280,000    164,979,679
7.875%, 11/15/04                                          57,300,000     64,032,807
8.50%, 2/15/00                                            50,000,000     52,546,900
8.75%, 8/15/00                                            98,850,000    105,646,036
9.125%, 5/15/99                                           59,765,000     62,024,894
9.25%, 8/15/98                                             1,500,000      1,521,095
                                                                       ------------
Total U.S. Government Obligations (Cost $579,899,231)                   578,642,784


                  12 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                          Market Value
                                                     Date     Strike       Contracts      See Note 1
========================================================================================================
Call Options Purchased--0.0%
--------------------------------------------------------------------------------------------------------
U. S. Treasury Bonds, 5.50%, 2/15/08 Call Opt.
(Cost $154,688)                                      4/98     99.68%       60,000         $       32,812

                                                                       Face
                                                                       Amount
========================================================================================================
Repurchase Agreements--2.1%
--------------------------------------------------------------------------------------------------------
Repurchase agreement with J.P. Morgan Securities, Inc., 5.95%, dated 3/31/98, to be repurchased at $18,803,107 on 4/1/98,
collateralized by U.S. Treasury Bonds, 8%-8.125%, 8/15/19-11/15/21,
with a value of $19,337,838 (Cost $18,800,000)                         $  18,800,000          18,800,000
--------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,098,812,660)                              121.8%      1,099,192,716
--------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                          (21.8)       (196,447,526)
                                                                       -------------     ---------------
Net Assets                                                                     100.0%     $  902,745,190
                                                                       =============     ===============

1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

2. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

3. When-issued security to be delivered and settled after March 31, 1998.

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

5. Securities with an aggregate market value of $691,251 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


                  13 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

=========================================================================================
Assets
Investments, at value (cost $1,098,812,660)--see accompanying statement   $ 1,099,192,716
-----------------------------------------------------------------------------------------
Cash                                                                              183,807
-----------------------------------------------------------------------------------------
Receivables:
Investments sold                                                              139,704,897
Interest and principal paydowns                                                11,962,936
Shares of beneficial interest sold                                              3,756,556
-----------------------------------------------------------------------------------------
Other                                                                              55,520
                                                                          ---------------
Total assets                                                                1,254,856,432

=========================================================================================
Liabilities
Payables and other liabilities:
Investments purchased (including $333,360,442 purchased on a
when-issued basis)--Note 1                                                    345,785,248
Shares of beneficial interest redeemed                                          4,133,198
Dividends                                                                       1,172,293
Distribution and service plan fees                                                528,575
Daily variation on futures contracts--Note 5                                      189,242
Transfer and shareholder servicing agent fees                                     125,430
Other                                                                             177,256
                                                                          ---------------
Total liabilities                                                             352,111,242

=========================================================================================
Net Assets                                                                $   902,745,190
                                                                          ===============

=========================================================================================
Composition of Net Assets
Paid-in capital                                                           $   916,564,317
-----------------------------------------------------------------------------------------
Overdistributed net investment income                                          (1,188,660)
-----------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                      (13,073,368)
-----------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                         442,901
                                                                          ---------------
Net assets                                                                $   902,745,190
                                                                          ===============


                  14 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

=============================================================================================
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of
$592,720,032 and 57,730,107 shares of beneficial interest outstanding)                 $10.27
Maximum offering price per share (net asset value plus sales charge
of 3.50% of offering price)                                                            $10.64

---------------------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $208,100,105 and
20,272,631 shares of beneficial interest outstanding)                                  $10.27

---------------------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $101,924,057 and
9,942,081 shares of beneficial interest outstanding)                                   $10.25

---------------------------------------------------------------------------------------------
Class Y Shares:

Net asset value, redemption price and offering price per share (based on
net assets of $996 and 97 shares of beneficial interest outstanding)                   $10.27

 See accompanying Notes to Financial Statements.


                  15 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Statement of Operations For the Six Months Ended March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

===================================================================================
Investment Income
Interest                                                               $ 31,298,997

===================================================================================
Expenses
Distribution and service plan fees--Note 4:
Class A                                                                     677,116
Class B                                                                     971,503
Class C                                                                     429,099
-----------------------------------------------------------------------------------
Management fees--Note 4                                                   1,794,184
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                       452,260
-----------------------------------------------------------------------------------
Registration and filing fees                                                 91,498
-----------------------------------------------------------------------------------
Shareholder reports                                                          70,754
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  28,447
-----------------------------------------------------------------------------------
Legal and auditing fees                                                      20,992
-----------------------------------------------------------------------------------
Trustees' fees and expenses                                                   4,262
-----------------------------------------------------------------------------------
Other                                                                        12,381
                                                                       ------------
Total expenses                                                            4,552,496

===================================================================================
Net Investment Income                                                    26,746,501

===================================================================================
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                              (1,103,827)
Closing of futures contracts                                               (997,821)
Closing of options written                                                 (241,766)
                                                                       ------------

Net realized loss                                                        (2,343,414)

-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments        438,416
                                                                       ------------
Net realized and unrealized loss                                         (1,904,998)

===================================================================================
Net Increase in Net Assets Resulting from Operations                   $ 24,841,503
                                                                       ============

See accompanying Notes to Financial Statements.


                  16 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Staements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   Six Months Ended     Year Ended
                                                                   March 31, 1998       September 30,
                                                                   (Unaudited)          1997
=====================================================================================================
Operations
Net investment income                                              $  26,746,501        $  46,225,071
-----------------------------------------------------------------------------------------------------
Net realized loss                                                     (2,343,414)          (4,149,934)
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                    438,416            5,545,271
                                                                   -------------        -------------
Net increase in net assets resulting from operations                  24,841,503           47,620,408

=====================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                              (19,276,285)         (30,141,730)
Class B                                                               (6,008,369)         (10,420,608)
Class C                                                               (2,650,305)          (3,475,469)
Class Y                                                                      (13)                  --
-----------------------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                                       --             (700,992)
Class B                                                                       --             (245,211)
Class C                                                                       --              (98,310)

=====================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                               70,164,886           85,939,817
Class B                                                               25,353,396           22,254,728
Class C                                                               28,776,433           27,993,027
Class Y                                                                    1,000                   --

=====================================================================================================
Net Assets
Total increase                                                       121,202,246          138,725,660
-----------------------------------------------------------------------------------------------------
Beginning of period                                                  781,542,944          642,817,284
                                                                   -------------        -------------
End of period (including overdistributed net investment
income of $1,188,660 and $189, respectively)                       $ 902,745,190        $ 781,542,944
                                                                   =============        =============

See accompanying Notes to Financial Statements.


                  17 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
  Financial Highlights
--------------------------------------------------------------------------------

                                                       Class A
                                                       -----------------------------------------------------------------------------
                                                       Six Months
                                                       Ended
                                                       March 31,
                                                       1998               Year Ended September 30,
                                                       (Unaudited)        1997            1996            1995            1994
====================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $10.30             $10.26          $10.44          $10.40          $11.04
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .34                .73             .75             .79             .72
Net realized and unrealized gain (loss)                    (.01)               .03            (.19)            .01            (.64)
                                                         ------             ------          ------          ------          ------
Total income (loss) from investment
operations                                                  .33                .76             .56             .80             .08

------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.36)              (.71)           (.71)           (.76)           (.71)
Tax return of capital distribution                           --               (.01)           (.03)             --            (.01)
                                                         ------             ------          ------          ------          ------
Total dividends and distributions
to shareholders                                            (.36)              (.72)           (.74)           (.76)           (.72)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $10.27             $10.30          $10.26          $10.44          $10.40
                                                         ======             ======          ======          ======          ======

====================================================================================================================================
Total Return, at Net Asset Value(4)                        3.21%              7.62%           5.54%           8.03%           0.74%

====================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $592,720           $524,508        $436,889        $346,015        $227,858
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $559,675           $443,514        $393,727        $274,313        $190,829
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      6.63%(5)           7.13%           7.22%           7.64%           6.74%
Expenses                                                   0.83%(5)           0.87%           0.87%           0.91%           0.99%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                   62%                68%             71%            261%            226%


1. For the period from January 26, 1998 (inception of offering) to March 31,
1998.

2. For the period from February 1, 1995 (inception of offering) to September 30, 1995.

3. For the period from May 3, 1993 (inception of offering) to September 30,
1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.


                   18 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                   Class B
                                                   ----------      -----------------------------------------------------------------
                                                                   Six Months
                                                                   Ended
                                                                   March 31,
                                                                   1998               Year Ended September 30,
                                                   1993            (Unaudited)        1997            1996            1995
====================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $10.97          $10.30             $10.26          $10.44          $10.41
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .73             .31                .66             .67             .71
Net realized and unrealized gain (loss)                 .07            (.02)               .02            (.19)            .01
                                                     ------          ------             ------          ------          ------
Total income (loss) from investment
operations                                              .80             .29                .68             .48             .72

------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.73)           (.32)              (.63)           (.63)           (.69)
Tax return of capital distribution                       --              --               (.01)           (.03)             --
                                                     ------          ------             ------          ------          ------
Total dividends and distributions
to shareholders                                        (.73)           (.32)              (.64)           (.66)           (.69)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $11.04          $10.27             $10.30          $10.26          $10.44
                                                     ======          ======             ======          ======          ======

====================================================================================================================================
Total Return, at Net Asset Value(4)                    7.61%           2.83%              6.82%           4.74%           7.18%

====================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $178,944        $208,100           $183,476        $160,572        $121,178
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $161,318        $194,970           $171,496        $147,017         $72,131
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  6.70%           5.88%(5)           6.39%           6.46%           6.80%
Expenses                                               1.02%           1.59%(5)           1.62%           1.62%           1.71%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                               74%             62%                68%             71%            261%

                                             ------------------------------




                                               1994             1993(3)
=======================================================================
Per Share Operating Data
Net asset value, beginning of period             $11.06          $10.96
-----------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .62             .23
Net realized and unrealized gain (loss)            (.64)            .10
                                                 ------          ------
Total income (loss) from investment
operations                                         (.02)            .33

-----------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.62)           (.23)
Tax return of capital distribution                 (.01)             --
                                                 ------          ------
Total dividends and distributions
to shareholders                                    (.63)           (.23)
-----------------------------------------------------------------------
Net asset value, end of period                   $10.41          $11.06
                                                 ======          ======

=======================================================================
Total Return, at Net Asset Value(4)               (0.17)%          3.02%

=======================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)        $38,877          $5,077
-----------------------------------------------------------------------
Average net assets (in thousands)               $15,801          $2,561
-----------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              5.91%           4.81%(5)
Expenses                                           1.79%           1.87%(5)
-----------------------------------------------------------------------
Portfolio turnover rate(6)                          226%             74%

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended March 31, 1998 were $788,505,822 and $590,235,426, respectively. Prior to the year ended September 30, 1995, purchases and sales of investment securities included mortgage dollar-rolls.


                  19 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                      Class C                                                      Class Y
                                                      ---------------------------------------------------------    --------------
                                                      Six Months                                                   Period
                                                      Ended                                                        Ended
                                                      March 31,                                                    March 31,
                                                      1998               Year Ended September 30,                  1998
                                                      (Unaudited)        1997           1996           1995(2)     (Unaudited)(1)
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $10.29            $10.25         $10.43         $10.32            $10.32
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .31               .66            .66            .45               .13
Net realized and unrealized gain (loss)                   (.03)              .02           (.18)           .10              (.04)
                                                        ------            ------         ------         ------            ------
Total income (loss) from investment
operations                                                 .28               .68            .48            .55               .09
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.32)             (.63)          (.63)          (.44)             (.14)
Tax return of capital distribution                          --              (.01)          (.03)            --                --
                                                        ------            ------         ------         ------            ------
Total dividends and distributions
to shareholders                                           (.32)             (.64)          (.66)          (.44)             (.14)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $10.25            $10.29         $10.25         $10.43            $10.27
                                                        ======            ======         ======         ======            ======

================================================================================================================================
Total Return, at Net Asset Value(4)                       2.73%             6.83%          4.71%          5.47%             0.75%

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)              $101,924           $73,559        $45,356        $14,569                $1
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $86,216           $57,506        $32,349         $6,112                $1
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     5.86%(5)          6.35%          6.34%          6.51%(5)          6.97%(5)
Expenses                                                  1.59%(5)          1.62%          1.64%          1.80%(5)          0.58%(5)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                  62%               68%            71%           261%               62%

1. For the period from January 26, 1998 (inception of offering) to March 31,
1998.

2. For the period from February 1, 1995 (inception of offering) to September 30, 1995.

3. For the period from May 3, 1993 (inception of offering) to September 30,
1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended March 31, 1998 were $788,505,822 and $590,235,426, respectively. Prior to the year ended September 30, 1995, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.


                  20 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal primarily through investments in U.S. Government and agency securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of The New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                  21 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of March 31, 1998, the Fund had entered into outstanding when-issued or forward commitments of $333,360,442.

            In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                   22 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $9,648,000, expiring between 2001 and 2005.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class Y shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   23 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Six Months Ended March 31, 1998       Year Ended September 30, 1997
                             -------------------------------       --------------------------------
                             Shares             Amount             Shares              Amount
---------------------------------------------------------------------------------------------------
Class A:
Sold                            24,524,499      $ 253,101,470         33,021,129      $ 339,328,054
Dividends reinvested             1,383,773         14,270,163          2,266,710         23,303,389
Redeemed                       (19,105,144)      (197,206,747)       (26,940,608)      (276,691,626)
                             -------------      -------------      -------------      -------------
Net increase                     6,803,128      $  70,164,886          8,347,231      $  85,939,817
                             =============      =============      =============      =============

---------------------------------------------------------------------------------------------------
Class B:
Sold                             4,641,088      $  47,900,193          6,061,213      $  62,284,400
Dividends reinvested               412,829          4,257,416            722,567          7,426,989
Redeemed                        (2,598,041)       (26,804,213)        (4,618,172)       (47,456,661)
                             -------------      -------------      -------------      -------------
Net increase                     2,455,876      $  25,353,396          2,165,608      $  22,254,728
                             =============      =============      =============      =============

---------------------------------------------------------------------------------------------------
Class C:
Sold                             4,572,296      $  47,134,111          4,851,238      $  49,789,058
Dividends reinvested               199,414          2,053,643            274,536          2,818,476
Redeemed                        (1,981,448)       (20,411,321)        (2,399,494)       (24,614,507)
                             -------------      -------------      -------------      -------------
Net increase                     2,790,262      $  28,776,433          2,726,280      $  27,993,027
                             =============      =============      =============      =============

---------------------------------------------------------------------------------------------------
Class Y:
Sold                                    97      $       1,000                 --      $          --
                             -------------      -------------      -------------      -------------
Net increase                            97      $       1,000                 --      $          --
                             =============      =============      =============      =============

================================================================================
3. Unrealized Gains and Losses on Investments

At March 31, 1998, net unrealized appreciation on investments of $380,056 was composed of gross appreciation of $7,959,040, and gross depreciation of $7,578,984.


                   24 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the first $100 million of average annual net assets, 0.45% on the next $150 million, 0.425% on the next $250 million and 0.40% on average annual net assets in excess of $500 million.

            The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

            For the six months ended March 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,490,380, of which $358,972 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,129,348 and $395,525, respectively, of which $45,687 and $13,878, respectively, was paid to an affiliated broker/dealer. During the six months ended March 31, 1998, OFDI received contingent deferred sales charges of $224,976 and $34,504, respectively, upon redemption of Class B and Class C shares as compensation for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1998, OFDI paid $52,015 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                  25 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates  (continued)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $6,762 and $7,771, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $795,425 and $273,776, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At March 31, 1998, OFDI had incurred excess distribution and servicing costs of $5,158,532 for Class B and $1,620,655 for Class C.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                  26 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
At March 31, 1998, the Fund had outstanding futures contracts as follows:

                                                                             Unrealized
                              Expiration    Number of      Valuation as of   Appreciation
                              Date          Contracts      March 31, 1998    (Depreciation)
---------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
U.S. Treasury Nts., 5 yr.     6/98          129            $14,044,875           $  62,907
U.S. Treasury Nts., 10 yr.    6/98           88              9,889,000              13,063
U.S. Treasury Bonds, 30 yr.   6/98           35              4,208,750             (13,125)
                                                                                 ---------
                                                                                 $  62,845
                                                                                 =========

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


                  27 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
6. Option Activity  (continued)

Written option activity for the six months ended March 31, 1998 was as follows:

                                                        Call Options
                                                        -----------------------
                                                        Number of     Amount of
                                                        Options       Premiums
-------------------------------------------------------------------------------
Options outstanding at September 30, 1997                     --       $     --
Options written                                              600         53,250
Options closed or expired                                   (600)       (53,250)
                                                        --------       --------
Options outstanding at March 31, 1998                         --       $     --
                                                        ========       ========

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the six months ended March 31, 1998.


                  28 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Oppenheimer Limited-Term Government Fund
--------------------------------------------------------------------------------


================================================================================
Officers and Trustees       James C. Swain, Chairman and Chief Executive Officer
                            Bridget A. Macaskill, Trustee and President
                            Robert G. Avis, Trustee
                            William A. Baker, Trustee
                            Charles Conrad, Jr., Trustee
                            Jon S. Fossel, Trustee
                            Sam Freedman, Trustee
                            Raymond J. Kalinowski, Trustee
                            C. Howard Kast, Trustee
                            Robert M. Kirchner, Trustee
                            Ned M. Steel, Trustee
                            George C. Bowen, Trustee, Vice President, Treasurer
                               and Assistant Secretary
                            Andrew J. Donohue, Vice President and Secretary
                            Jerry A. Webman, Vice President
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor          OppenheimerFunds, Inc.

================================================================================
Distributor                 OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder    OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors        Deloitte & Touche LLP

================================================================================
Legal Counsel               Myer, Swanson, Adams & Wolf, P.C.

                            The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.
                            This is a copy of a report to shareholders of Oppenheimer Limited-Term Government Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Limited-Term Government Fund. For material information concerning the Fund, see the Prospectus.
                            Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                   29 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

==================================================================================================
Real Asset Funds
--------------------------------------------------------------------------------------------------
Real Asset Fund                 Gold & Special Minerals Fund

==================================================================================================
Global Stock Funds
--------------------------------------------------------------------------------------------------
Developing Markets Fund         International Growth Fund         Quest Global Value Fund
International Small             Global Fund                       Global Growth & Income Fund
 Company Fund

==================================================================================================
Stock Funds
--------------------------------------------------------------------------------------------------
Enterprise Fund                 MidCap Fund                       Growth Fund
Discovery Fund                  Capital Appreciation Fund         Disciplined Value Fund
Quest Small Cap Value Fund      Quest Capital Value Fund          Quest Value Fund

==================================================================================================
Stock & Bond Funds
--------------------------------------------------------------------------------------------------
Main Street Income &            Total Return Fund                 Disciplined Allocation Fund
 Growth Fund                    Quest Balanced                    Multiple Strategies Fund
Quest Opportunity                Value Fund(1)                    Convertible Securities Fund(2)
 Value Fund                     Equity Income Fund

==================================================================================================
Taxable Bond Funds
--------------------------------------------------------------------------------------------------
International Bond Fund         Champion Income Fund              U.S. Government Trust
World Bond Fund                 Strategic Income Fund             Limited-Term Government Fund
High Yield Fund                 Bond Fund

==================================================================================================
Municipal Funds
--------------------------------------------------------------------------------------------------
California Municipal Fund(3)    Pennsylvania Municipal Fund(3)    Rochester Division:
Florida Municipal Fund(3)       Municipal Bond Fund               Rochester Fund Municipals
New Jersey Municipal Fund(3)    Insured Municipal Fund            Limited Term New York
New York Municipal Fund(3)      Intermediate Municipal Fund        Municipal Fund

==================================================================================================
Money Market Funds(4)
--------------------------------------------------------------------------------------------------
Money Market Fund               Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                  30 Oppenheimer Limited-Term Government Fund

                               [GRAPHIC OMITTED]

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                                                     [LOGO] OppenheimerFunds(SM)
                                                               Distributor, Inc.

RS0855.001.0398  May 29, 1998